                                                                    EXHIBIT 4.10


                                                                      EXHIBIT A1

                                 [Face of Note]

                                                         CUSIP/CINS ____________

                          7 1/8% Senior Notes due 2013

No. ___                                                            $____________

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                       AMERICAN REAL ESTATE FINANCE CORP.

promises to pay to _____________ or registered assigns,

the principal sum of __________________________________________________ DOLLARS
on February 15, 2013.

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Dated:

                                      AMERICAN REAL ESTATE PARTNERS, L.P.

                                      By: American Property Investors, Inc., its
                                      general partner

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      AMERICAN REAL ESTATE FINANCE CORP.

                                      By: ______________________________________
                                          Name:
                                          Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY,
 as Trustee

By: __________________________________
          Authorized Signatory

                                      A1-1

                                 [Back of Note]
                          7 1/8% Senior Notes due 2013

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

      Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            (1) INTEREST. American Real Estate Partners, L.P., a Delaware limited partnership ("AREP") and American Real Estate Finance Corp. ("AREP Finance", together with AREP, the "Company"), promises to pay interest on the principal amount of this Note at 7 1/8% per annum from ________________, 20__ until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on February 15 and August 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be _____________, 20__. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy
      Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            (2) METHOD OF PAYMENT. The Company will pay or cause to pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the February 1 or August 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages, if any, on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            (3) PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any

                                      A1-2

      Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            (4) INDENTURE. The Company issued the Notes under an Indenture dated as of February 7, 2005 (the "Indenture") among the Company, the Guarantor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

            (5) OPTIONAL REDEMPTION.

      (a) Except as set forth in subparagraph (b) of this Paragraph 5, the Company will not have the option to redeem the Notes prior to February 15, 2009. On or after February 15, 2009, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, on the Notes redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on February 15 of the years indicated below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

Year                                                Percentage
----                                                ----------
2009.............................................    103.563%
2010.............................................    101.781%
2011 and thereafter..............................    100.000%

      Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

      (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to February 15, 2008, the Company may on one or more occasions redeem up to 35% of the aggregate principal amount of Notes (including Additional Notes) issued under the Indenture at a redemption price of 107.125% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that at least 65% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by AREP and its Subsidiaries (including any Guarantor)) and such redemption occurs within 60 days of the date of the closing of such Equity Offering.

            (6) MANDATORY REDEMPTION.

      Other than in connection with redemption pursuant to Gaming Laws, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

            (7) REDEMPTION PURSUANT TO GAMING LAWS

      If any Gaming Authority requires that a Holder or Beneficial Owner of Notes be licensed, qualified or found suitable under any applicable Gaming Law and such Holder or Beneficial Owner:

                                      A1-3

      (1) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority; or

      (2) is denied such license or qualification or not found suitable;

      AREP shall then have the right, at its option:

      (1) to require each such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of the occurrence of the event described in clause (1) or (2) above, or

      (2) to redeem the Notes of each such Holder or Beneficial Owner, in accordance with Rule 14e-1 of the Exchange Act, if applicable, at a redemption price equal to the lowest of:

      (a) the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the date 30 days after such Holder or Beneficial Owner is required to apply for a license, qualification or finding of suitability (or such shorter period that may be required by any applicable Gaming Authority) if such Holder or Beneficial Owner fails to do so ("Application Date") or of the date of denial of license or qualification or of the finding of unsuitability by such Gaming Authority;

      (b) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the Application Date or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority; and

      (c) such other lesser amount as may be required by any Gaming Authority.

      Immediately upon a determination by a Gaming Authority that a Holder or Beneficial Owner of the Notes will not be licensed, qualified or found suitable and must dispose of the Notes, the Holder or Beneficial Owner will, to the extent required by applicable Gaming Laws, have no further right:

      (1) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by the Notes, the Note Guarantee or the Indenture; or

      (2) to receive any interest, Liquidated Damages, dividend, economic interests or any other distributions or payments with respect to the Notes and the Note Guarantee or any remuneration in any form with respect to the Notes and the Note Guarantee from the Company, any Note Guarantor or the Trustee, except the redemption price referred to above.

      AREP shall notify the Trustee in writing of any such redemption as soon as practicable. Any Holder or Beneficial Owner that is required to apply for a license, qualification or a finding of suitability will be responsible for all fees and costs of applying for and obtaining the license, qualification or finding of suitability and of any investigation by the applicable Gaming Authorities and the Company and any Note Guarantor will not reimburse any Holder or Beneficial Owner for such expense.

            (8) REPURCHASE AT THE OPTION OF HOLDER.

                  (a) If there is a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000

                                      A1-4
      or an integral multiple thereof) of each Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

            (9) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.

            (10) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

            (11) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            (12) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes or the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes and Note Guarantees in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, to conform the text of the Indenture or the Notes to any provision of the "Description of Notes" section of the Company's Offering Memorandum dated February 1, 2005, as supplemented, relating to the initial offering of the Notes, to the extent that such provision in that "Description of Notes" was intended to be a verbatim recitation of a provision of the Indenture, the Note Guarantees or the Notes; to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture,

                                      A1-5
      or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes.

            (13) DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages, if any, with respect to the Notes; (ii) default in the payment when due of the principal of, or premium, if any, on, the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company to comply with Section 4.15, of the Indenture; (iv) failure by the Company or any Guarantor to comply with Sections 4.07, 4.09, 4.16 or 4.17 for 30 days after written notice from the Trustee, (v) failure by the Company or any Guarantor for 60 days after written notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes including Additional Notes, if any, then outstanding voting as a single class to comply with any of the other agreements in the Indenture or the Notes; (vi) default under certain other agreements relating to Indebtedness of the Company or any Guarantor which default results in the acceleration of such Indebtedness prior to its express maturity; (vii) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (viii) certain events of bankruptcy or insolvency with respect to the Company or any Guarantor that is a Significant Subsidiary and (ix) except as permitted by the Indenture, any Note Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or AREH or any other Guarantor or any Person acting on behalf of any Guarantor denies or disaffirms its obligations under such Guarantor's Note Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium or Liquidated Damages, if any,) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium or Liquidated Damages, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

            (14) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            (15) NO RECOURSE AGAINST OTHERS. A director, officer, manager (or managing member), direct or indirect member, partner, employee, incorporator or stockholder of the Company API, or the general partner of the Company or any Guarantor or any of the Guarantors, as such, will not have any liability for any obligations of the Company or the Guarantors under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by

                                      A1-6
      reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            (16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            (17) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            (18) ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of February 7, 2005, among the Company, the Guarantor and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company, the Guarantor and the other parties thereto, relating to rights given by the Company and the Guarantor to the purchasers of any Additional Notes (collectively, the "Registration Rights Agreement").

            (19) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

            (20) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

American Real Estate Partners, L.P.
American Real Estate Finance Corp.
100 South Bedford Road
Mt. Kisco, NY 10549
Facsimile No.: (914) 242-9282
Attention: Felicia P. Buebel,Esq.

                                      A1-7

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                               (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______________

                Your Signature: ________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee)

                                      A1-8

                       OPTION OF HOLDER TO ELECT PURCHASE

      If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of the Indenture, check the box below:

                                 -- Section 4.15

      If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased:

                              $___________________

Date: _______________

                 Your Signature: _______________________________________________
                    (Sign exactly as your name appears on the face of this Note)

                 Tax Identification No.: _______________________________________

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                      A1-9

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE *

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                                        Principal Amount
                                                                       at maturity of this
                       Amount of decrease    Amount of increase in         Global Note            Signature of
                       in Principal Amount      Principal Amount         following such        authorized officer
                         at maturity of          at maturity of             decrease              of Trustee or
Date of Exchange        this Global Note        this Global Note          (or increase)             Custodian
----------------        ----------------        ----------------          -------------             ---------

* This schedule should be included only if the Note is issued in global form.

                                     A1-10

                                                                      EXHIBIT A2

                  [Face of Regulation S Temporary Global Note]

                                                           CUSIP/CINS __________

                          7 1/8% Senior Notes due 2013

No. ___                                                             $__________

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                       AMERICAN REAL ESTATE FINANCE CORP.

promises to pay to ______________ or registered assigns,

the principal sum of ________________________________________________ DOLLARS
on February 15, 2013.

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Dated:

                                      AMERICAN REAL ESTATE PARTNERS, L.P.

                                      By: American Property Investors, Inc., its
                                      general partner

                                      By: _____________________________________
                                          Name:
                                          Title:

                                      AMERICAN REAL ESTATE FINANCE CORP.

                                      By: _____________________________________
                                          Name:
                                          Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY,
 as Trustee

By:_______________________________
       Authorized Signatory

                                      A2-1

                  [Back of Regulation S Temporary Global Note]
                          7 1/8% Senior Notes due 2013

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF AMERICAN REAL ESTATE PARTNERS, L.P.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF American REal Estate Partners, L.P. AND AMERICAN REAL ESTATE FINANCE CORP. THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE

                                      A2-2

SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a) (1), (2), (3) OR (7) OF THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO AMERICAN REAL ESTATE PARTNERS, L.P. THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF AMERICAN REAL ESTATE PARTNERS, L.P. SO REQUESTS), (2) TO AMERICAN REAL ESTATE PARTNERS, L.P. OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            (1) INTEREST. American Real Estate Partners, L.P., a Delaware limited partnership ("AREP") and American Real Estate Finance Corp. ("AREP Finance", together with AREP, the "Company"), promises to pay interest on the principal amount of this Note at 7 1/8% per annum from ________________, 20__ until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on February 15 and August 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be _____________, 20__. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy
      Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

      Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

            (2) METHOD OF PAYMENT. The Company will pay or cause to pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the February 1 or August 1 next preceding the

                                      A2-3

      Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
      Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages, if any, on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            (3) PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            (4) INDENTURE. The Company issued the Notes under an Indenture dated as of February 7, 2005 (the "Indenture") among the Company, the Guarantor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

            (5) OPTIONAL REDEMPTION.

                  (a) Except as set forth in subparagraph (b) of this Paragraph 5, the Company will not have the option to redeem the Notes prior to February 15, 2009. On or after February 15, 2009, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, on the Notes redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on February 15 of the years indicated below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

Year                                        Percentage
----                                        ----------
2009...................................      103.563%
2010...................................      101.781%
2011 and thereafter....................      100.000%

      Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

                  (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to February 15, 2008, the Company may on one or more occasions redeem up to 35% of the aggregate principal amount of Notes (including Additional Notes) issued under the Indenture at a redemption price of 107.125% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that at least 65% of the aggregate principal

                                      A2-4
      amount of Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by AREP and its Subsidiaries (including any Guarantor)) and such redemption occurs within 60 days of the date of the closing of such Equity Offering.

            (6) MANDATORY REDEMPTION.

      Other than in connection with redemption pursuant to Gaming Laws, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

            (7) REDEMPTION PURSUANT TO GAMING LAWS

      If any Gaming Authority requires that a Holder or Beneficial Owner of Notes be licensed, qualified or found suitable under any applicable Gaming Law and such Holder or Beneficial Owner:

      (1) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority; or

      (2) is denied such license or qualification or not found suitable;

      AREP shall then have the right, at its option:

      (1) to require each such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of the occurrence of the event described in clause (1) or (2) above, or

      (2) to redeem the Notes of each such Holder or Beneficial Owner, in accordance with Rule 14e-1 of the Exchange Act, if applicable, at a redemption price equal to the lowest of:

      (a) the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the date 30 days after such Holder or Beneficial Owner is required to apply for a license, qualification or finding of suitability (or such shorter period that may be required by any applicable Gaming Authority) if such Holder or Beneficial Owner fails to do so ("Application Date") or of the date of denial of license or qualification or of the finding of unsuitability by such Gaming Authority;

      (b) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the Application Date or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority; and

      (c) such other lesser amount as may be required by any Gaming Authority.

      Immediately upon a determination by a Gaming Authority that a Holder or Beneficial Owner of the Notes will not be licensed, qualified or found suitable and must dispose of the Notes, the Holder or Beneficial Owner will, to the extent required by applicable Gaming Laws, have no further right:

      (1) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by the Notes, the Note Guarantee or the Indenture; or

                                      A2-5

      (2) to receive any interest, Liquidated Damages, dividend, economic interests or any other distributions or payments with respect to the Notes and the Note Guarantee or any remuneration in any form with respect to the Notes and the Note Guarantee from the Company, any Note Guarantor or the Trustee, except the redemption price referred to above.

      AREP shall notify the Trustee in writing of any such redemption as soon as practicable. Any Holder or Beneficial Owner that is required to apply for a license, qualification or a finding of suitability will be responsible for all fees and costs of applying for and obtaining the license, qualification or finding of suitability and of any investigation by the applicable Gaming Authorities and the Company and any Note Guarantor will not reimburse any Holder or Beneficial Owner for such expense.

            (8) REPURCHASE AT THE OPTION OF HOLDER.

                  (a) If there is a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

            (9) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.

            (10) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

      This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

                                      A2-6

            (11) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            (12) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes or the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes and Note Guarantees in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, to conform the text of the Indenture or the Notes to any provision of the "Description of Notes" section of the Company's Offering Memorandum dated February 1, 2005, as supplemented, relating to the initial offering of the Notes, to the extent that such provision in that "Description of Notes" was intended to be a verbatim recitation of a provision of the Indenture, the Note Guarantees or the Notes; to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes.

            (13) DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages, if any, with respect to the Notes; (ii) default in the payment when due of the principal of, or premium, if any, on, the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company to comply with Section 4.15, of the Indenture; (iv) failure by the Company or any Guarantor to comply with Sections 4.07, 4.09, 4.16 or 4.17 for 30 days after written notice from the Trustee, (v) failure by the Company or any Guarantor for 60 days after written notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes including Additional Notes, if any, then outstanding voting as a single class to comply with any of the other agreements in the Indenture or the Notes; (vi) default under certain other agreements relating to Indebtedness of the Company or any Guarantor which default results in the acceleration of such Indebtedness prior to its express maturity; (vii) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (viii) certain events of bankruptcy or insolvency with respect to the Company or any Guarantor that is a Significant Subsidiary and (ix) except as permitted by the Indenture, any Note Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or AREH or any other Guarantor or any Person acting on behalf of any Guarantor denies or disaffirms its obligations under such Guarantor's Note Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate

                                      A2-7
      principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium or Liquidated Damages, if any,) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium or Liquidated Damages, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

            (14) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            (15) NO RECOURSE AGAINST OTHERS. A director, officer, manager (or managing member), direct or indirect member, partner, employee, incorporator or stockholder of the Company API, or the general partner of the Company or any Guarantor or any of the Guarantors, as such, will not have any liability for any obligations of the Company or the Guarantors under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            (16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            (17) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            (18) ADDITIONAL RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of February 7, 2005, among the Company, the Guarantor and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company, the Guarantor and the other parties thereto, relating to rights given by the Company and the Guarantor to the purchasers of any Additional Notes (collectively, the "Registration Rights Agreement").

            (19) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

                                      A2-8

            (20) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

American Real Estate Partners, L.P.
American Real Estate Finance Corp.
100 South Bedford Road
Mt. Kisco, NY 10549
Facsimile No.: (914) 242-9282
Attention: Felicia P. Buebel,Esq.

                                      A2-9

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______________

               Your Signature: _________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A2-10

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of the Indenture, check the box below:

                                 -- Section 4.15

         If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased:

                                                       $_______________

Date: _______________

               Your Signature: _________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

               Tax Identification No.: _________________________________________

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A2-11

        SCHEDULE OF EXCHANGES OF INTERESTS IN THE REGULATION S TEMPORARY
                                   GLOBAL NOTE

      The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or exchanges of a part of another other Restricted Global Note for an interest in this Regulation S Temporary Global Note, have been made:

                                                                      Principal Amount
                   Amount of decrease in   Amount of increase in     at maturity of this
                      Principal Amount       Principal Amount       Global Note following   Signature of authorized
                       at maturity of         at maturity of            such decrease        officer of Trustee or
Date of Exchange      this Global Note       this Global Note           (or increase)              Custodian
----------------   ---------------------   ---------------------    ---------------------   -----------------------

                                     A2-12

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

American Real Estate Partners, L.P.
American Real Estate Finance Corp.
100 South Bedford Road
Mt. Kisco, NY 10549
Facsimile No.: (914) 242-9282
Attention: Felicia P. Buebel, Esq.

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Telecopier No.: (302) 636-4140
Attention: Michael G. Oller

      Re: 7 1/8% Senior Notes due 2013

      Reference is hereby made to the Indenture, dated as of February 7, 2005 (the "Indenture"), among American Real Estate Partners, L.P. ("AREP"), American Real Estate Finance Corp. ("AREP Finance", together with AREP, the "Company"), the Guarantor party thereto and Wilmington Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      ___________________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

      1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

      2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S TEMPORARY GLOBAL NOTE, THE REGULATION S PERMANENT GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that
(i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchasers). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Note, the Regulation S Temporary Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

      3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

            (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

            (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

            (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

            (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Restricted Definitive Notes and in the Indenture and the Securities Act.

      4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

      (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

      (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

      (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                               _________________________________
                                               [Insert Name of Transferor]

                                               By: _____________________________
                                                   Name:
                                                   Title:

      Dated: _______________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

      1.    The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

            (a) [ ] a beneficial interest in the:

                  (i)   [ ] 144A Global Note (CUSIP _________), or

                  (ii)  [ ] Regulation S Global Note (CUSIP _________), or

                  (iii) [ ] IAI Global Note (CUSIP _________); or

            (b) [ ] a Restricted Definitive Note.

      2.    After the Transfer the Transferee will hold:

                                   [CHECK ONE]

            (a) [ ] a beneficial interest in the:

                  (i)   [ ] 144A Global Note (CUSIP _________), or

                  (ii)  [ ] Regulation S Global Note (CUSIP _________), or

                  (iii) [ ] IAI Global Note (CUSIP _________); or

                  (iv)  [ ] Unrestricted Global Note (CUSIP _________); or

            (b) [ ] a Restricted Definitive Note; or

            (c) [ ] an Unrestricted Definitive Note,

            in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

American Real Estate Partners, L.P.
American Real Estate Finance Corp.
100 South Bedford Road
Mt. Kisco, NY 10549
Facsimile No.: (914) 242-9282
Attention: Felicia P. Buebel,Esq.

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Telecopier No.: (302) 636-4140
Attention: Michael G. Oller

      Re: 7 1/8% Senior Notes due 2013

                              (CUSIP ____________)

      Reference is hereby made to the Indenture, dated as of February 7, 2005 (the "Indenture"), among American Real Estate Partners, L.P. ("AREP"), American Real Estate Finance Corp. ("AREP Finance", together with AREP, the "Company"), the Guarantor party thereto and Wilmington Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      __________________________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

      1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

      (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

      (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

      (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] [ ] 144A Global Note, [ ] Regulation S Global Note, [ ] IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                                 _______________________________
                                                 [Insert Name of Transferor]

                                             By: _______________________________
                                                 Name:
                                                 Title:

Dated: ______________________

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

American Real Estate Partners, L.P.
American Real Estate Finance Corp.
100 South Bedford Road
Mt. Kisco, NY 10549
Facsimile No.: (914) 242-9282
Attention: Felicia P. Buebel,Esq.

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Telecopier No.: (302) 636-4140
Attention: Michael G. Oller

      Re: 7 1/8% Senior Notes due 2013

            Reference is hereby made to the Indenture, dated as of February 7, 2005 (the "Indenture"), among American Real Estate Partners, L.P. ("AREP"), American Real Estate Finance Corp. ("AREP Finance", together with AREP, the "Company"), the Guarantor party thereto and Wilmington Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      In connection with our proposed purchase of $____________ aggregate principal amount of:

      (a) [ ] a beneficial interest in a Global Note, or

      (b) [ ] a Definitive Note,

      we confirm that:

      1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

      2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the

                                                                       EXHIBIT D

Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

      3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

      4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

      5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

      You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                      __________________________________________
                                         [Insert Name of Accredited Investor]

                                      By: ______________________________________
                                          Name:
                                          Title:

Dated: _______________________

                                                                       EXHIBIT E

                          FORM OF NOTATION OF GUARANTEE

      For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of February 7, 2005 (the "Indenture"), among American Real Estate Partners, L.P. ("AREP"), American Real Estate Finance Corp. ("AREP Finance", together with AREP, the "Company"), the Guarantor party thereto and Wilmington Trust Company, as trustee (the "Trustee"), (a) the due and punctual payment of the principal of, premium and Liquidated Damages, if any, and interest on, the Notes, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Notes, if any, if lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for all purposes

      Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

                                             [NAME OF GUARANTOR(S)]

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT F

                         FORM OF SUPPLEMENTAL INDENTURE
                    TO BE DELIVERED BY SUBSEQUENT GUARANTORS

      SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ________________, 200__, among __________________ (the "Guaranteeing
Subsidiary"), a subsidiary of American Real Estate Partners, L.P., a Delaware limited partnership, as issuer ("AREP") (or its permitted successor), American Real Estate Finance Corp., a Delaware corporation, as co-issuer ("AREP Finance", together with AREP, the "Company"), the other Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust Company, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

      WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of February 7, 2005 providing for the issuance of 7 1/8% Senior Notes due 2013 (the "Notes");

      WHEREAS, the Indenture provides that a Guaranteeing Subsidiary may execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

      WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

      1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

      2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

         4. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator, manager (or managing member) direct or indirect member, partner or stockholder of the Company, AREH, API or any additional Guarantor shall have any liability for any obligations of the Company, AREH, API or any additional Guarantor under the Notes, this Indenture, any Note Guarantee or for any claim based on, in respect of, or by reason of such obligations or its creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

      5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

      8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

      Dated: _______________, 20___

                                      [GUARANTEEING SUBSIDIARY]

                                      By:  _______________________________
                                            Name:
                                            Title:

                                      AMERICAN REAL ESTATE PARTNERS, L.P.

                                      By: American Property Investors, Inc., its
                                          general partner

                                      By:  _______________________________
                                            Name:
                                            Title:

                                      AMERICAN REAL ESTATE FINANCE CORP.

                                      By:  _______________________________
                                            Name:
                                            Title:

                                      AMERICAN REAL ESTATE HOLDINGS LIMITED
                                      PARTNERSHIP

                                      By: American Property Investors, Inc., its
                                          general partner

                                      By:  _______________________________
                                            Name:
                                            Title:

                                      WILMINGTON TRUST COMPANY,
                                        as Trustee

                                      By:  _______________________________
                                            Authorized Signatory

                                                                       EXHIBIT G

                     FORM OF SECURITY AND CONTROL AGREEMENT

            This Security and Control Agreement (this "Agreement") dated as of [__________], 200[___] among American Real Estate Partners, L.P. (the "Grantor" or "AREP"), Wilmington Trust Company in its capacity as Trustee on behalf of the Holders (as defined in the Indenture) (the "Secured Party") and Wilmington Trust Company in its capacity as a "bank" as defined in Section 9-102 of the UCC (in such capacity, the "Financial Institution"). Capitalized terms used but not defined herein shall have the meanings assigned in the Indenture, dated as of February 7, 2005, between the Grantor, American Real Estate Holdings Limited Partnership, a Delaware limited partnership ("AREH") and the Secured Party (the "Indenture"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

            WHEREAS, the Grantor, AREH and the Secured Party on behalf of the Noteholders have entered into the Indenture relating to the Grantor's and AMERICAN Real Estate Finance Corp.'s, a Delaware corporation ("Finance Corp", together with the Grantor, the "Issuers"), 7 1/8% senior notes due 2013;

            WHEREAS, the Grantor and the Secured Party are entering into this Agreement to grant the Secured Party a security interest in the Pledged Account (as hereinafter defined) and the Collateral (as hereinafter defined);

            WHEREAS, the parties hereto are entering into this Agreement to perfect and ensure the priority of such security interest;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. GRANT OF SECURITY.

                  (a) The Grantor hereby assigns, grants, hypothecates and pledges to, and grants a lien on and a security interest in favor of the Secured Party, on behalf of the Noteholders, on all estate, right, title and interest of the Grantor, whether now owned or hereafter acquired, in the Pledged Account and in all cash and other assets or property held therein or credited thereto or received in connection therewith and all proceeds thereof, including all rights of the Grantor to receive moneys due in respect of such Pledged Account, and all claims with respect to such Pledged Account, all income or gain earned in respect of any assets held in or credited to such Pledged Account, and all proceeds receivable or received when any asset held in or credited to such Pledged Account is collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily (all of the foregoing being collectively referred to as the "Collateral").

                  (b) The Grantor agrees that from time to time it shall promptly execute and deliver all instruments and documents, and take all actions, that may be reasonably necessary, or that the Secured Party may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable the Secured Party to exercise or enforce its rights and remedies hereunder with respect to the

Pledged Account and the Collateral. Furthermore, the Grantor hereby authorizes the Secured Party to file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as the Secured Party may reasonably deem necessary or advisable in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby.

                  (c) The Grantor represents and warrants that:

            (i) the Agreement constitutes the valid and legally binding obligation of the Grantor, enforceable in accordance with its terms and conditions;

            (ii) it has not assigned any of its rights under the Pledged Account or the Collateral;

            (iii) it has not executed and is not aware of any effective financing statement, security agreement, control agreement or other instrument similar in effect covering all or any part of the Pledged Account or the Collateral;

            (iv) it has full power and authority to grant a security interest in and assign its right, title and interest in the Pledged Account and the Collateral; and

            (v) upon the execution and delivery of this Agreement by the Grantor, the security interest granted to the Secured Party pursuant to this Agreement in and to the Pledged Account and the Collateral will constitute, a first priority perfected security interest.

            SECTION 2. ESTABLISHMENT AND MAINTENANCE OF COLLATERAL ACCOUNTS.

                  (a) The Financial Institution hereby represents and warrants that it has established and currently maintains the account listed on Schedule 1 hereto as a separate account segregated from all other custodial, collateral or other accounts, and that the Grantor is its sole customer with respect to such account (such account and any successor account being referred to herein as the "Pledged Account.") The Financial Institution agrees to act as bank with respect to the Pledged Account and covenants and agrees that it shall not change the name or account number of the Pledged Account without the prior written consent of the Secured Party or, except in an Event of Default, the Grantor;

                  (b) The Financial Institution represents and warrants that the Pledged Account is a "deposit account" (as defined in Section 9-102(a)(29) of the UCC); and

                  (c) Each of the Financial Institution and the Grantor represents, warrants and covenants that no investment property (as defined in Section 9-102(a)(49) of the UCC) shall be deposited or otherwise included in the Pledged Account and agrees no funds on deposit in the Pledged Account shall be invested in any investment property.

            SECTION 3. SECURED PARTY'S CONTROL OF THE PLEDGED ACCOUNTS. If at any time the Financial Institution shall receive any instruction (within the meaning of Section 9-104 of the UCC, i.e., an order directing the disposition of funds in a Pledged Account) originated by the Secured Party, the Financial Institution shall comply with such instruction without further consent by the Grantor or any other person.

            SECTION 4. GRANTOR'S ACCESS TO THE ACCOUNT.

                  (a) It is understood and agreed that until this Agreement is terminated in accordance with the terms hereof, the Financial Institution shall not comply with instructions of the Grantor or any person other than the Secured Party without the express consent of the Secured Party to each such instruction;

                  (b) Except if an Event of Default shall have occurred and be continuing, if at any Quarterly Determination Date the amount of Collateral exceeds the amount required to then be deposited in the Pledged Account pursuant to Section 4.16 of the Indenture, the Grantor may provide a Notice of Partial Release in substantially the form of Exhibit A hereto requesting that the Secured Party instruct the Financial Institution to release such excess amount to the Grantor.

            SECTION 5. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Pledged Account or the Collateral, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. The money and other items credited to the Pledged Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party.

            SECTION 6. REMEDIES. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Pledged Account and the Collateral, in addition to all other rights and remedies provided for herein, in the Indenture or otherwise available to it at law or in equity, all right and remedies of the Secured Party on default under the UCC (whether or not the UCC applies to the affected Pledged Account or any Collateral) to collect, enforce or satisfy any Obligation then owing, whether by acceleration or otherwise, including, without limitation, applying any or all of the cash in the Pledged Account in full or partial satisfaction of the Obligations, or otherwise selling in one or more public or private sales or retaining in full or partial satisfaction of the Obligations any or all of the Collateral granted hereunder.

            SECTION 7. CHOICE OF LAW. This Agreement shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to the Pledged Account, New York shall be deemed to be the bank's jurisdiction (within the meaning of Section 9-304 of the UCC). The Pledged Account shall be governed by the laws of the State of New York.

            SECTION 8. CONFLICT WITH OTHER AGREEMENTS. The Financial Institution hereby represents, warrants, covenants and agrees that:

                  (a) There are no other agreements entered into between the Financial Institution and the Grantor (or any other person) with respect to the Pledged Account or the Collateral;

                  (b) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person other than the Secured Party relating to the Pledged Account or the Collateral pursuant to which it agrees or has agreed to comply with instructions (within the meaning of Section 9-104 of the UCC) of such other person;

                  (c) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Grantor or the Secured Party purporting to limit or condition the obligation of the Financial Institution to comply with instructions with respect to the Pledged Account or the Collateral; and

                  (d) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into with respect to the Pledged Account or the Collateral, the terms of this Agreement shall prevail.

            SECTION 9. ADVERSE CLAIMS. The Financial Institution represents and warrants that except for the claims and interest of the Secured Party and of the Grantor in the Pledged Account and the Collateral, it does not know of any security interest in, lien on or claim to, or other interest in, the Pledged Account or the Collateral. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Account or the Collateral, the Financial Institution will promptly notify the Secured Party and the Grantor thereof.

            SECTION 10. ADDITIONAL PROVISIONS REGARDING MAINTENANCE OF ACCOUNTS. The Financial Institution covenants and agrees:

                  (a) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Pledged Account or the Collateral, simultaneously to each of the Grantor and the Secured Party at the address for each set forth in Section 14 of this Agreement.

                  (b) Tax Reporting. All interest, if any, relating to the Pledged Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.

            SECTION 11. ADDITIONAL REPRESENTATION AND WARRANTY OF THE FINANCIAL INSTITUTION. The Financial Institution represents and warrants that this Agreement constitutes the valid and legally binding obligation of the Financial Institution, enforceable in accordance with its terms and conditions.

            SECTION 12. INDEMNIFICATION OF FINANCIAL INSTITUTION AND SECURED PARTY.

            (a) The Grantor hereby agrees that the Financial Institution shall be relieved from liabilities (i) arising from the error of judgment made in good faith by it, unless it is proved that the Financial Institution was negligent in ascertaining the pertinent facts; and (ii) with respect to any action it takes or omits to take in good faith in accordance with a direction received pursuant to the terms of this Agreement.

            The Financial Institution (i) will not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Agreement; (ii) may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any attorney or agent appointed with due care; (iii) may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper person and it need not investigate any fact or matter stated in any such document; and (iv) may consult with counsel of its choice and the written advice of such counsel will be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            The Grantor will indemnify the Financial Institution and hold it harmless against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against the Grantor (including this Section 12) and defending itself against any claim (whether asserted by the Grantor or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except any such loss, liability or expense attributable to its negligence or bad faith. The Financial Institution will notify the Grantor promptly of any claim for which it may seek indemnity. Failure by the Financial Institution to so notify the Grantor will not relieve the Grantor of its obligations hereunder. The Grantor will defend the claim and the Financial Institution will cooperate in the defense. The Financial Institution may have separate counsel and the Grantor will pay the reasonable fees and expenses of such counsel. The Grantor need not pay for any settlement made without its consent, which consent will not be unreasonably withheld.

            (b) The Secured Party shall be entitled to all benefits and rights arising under the protections and indemnification granted to it by Grantor under the terms of the Indenture in connection with any actions taken or omissions made by the Secured Party with respect to its duties and obligations hereunder as if such protections and indemnification were explicitly granted hereunder.

            (c) The obligations of the Grantor under this Section 12 will survive the termination of this Agreement.

            SECTION 13. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, except that neither the Grantor nor the Financial Institution may delegate their obligations hereunder without the prior written consent of the Secured Party. Additionally, in the event that the Secured Party is replaced as Trustee under the Indenture any entity that succeeds to such role shall be entitled to the benefits of this Agreement. The Secured Party agrees to send written notice to the Financial Institution of any such replacement.

            SECTION 14. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

            Grantor:

                     American Real Estate Partners, L.P.
                     100 South Bedford Road
                     Mt. Kisco, New York 10549
                     Attention: Chief Financial Officer
                     Facsimile: (914) 242-9282

            Secured Party:

                     Wilmington Trust Company
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890
                     Attention: Corporate Trust Administration
                                Michael G. Oller
                     Facsimile: (302) 636-4140

            Financial Institution:

                     Wilmington Trust Company
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890
                     Attention: Corporate Capital Markets
                                Trust Officer
                     Facsimile: (302) 636-4140

            Any party may change its address for notices by giving notice to the other parties hereto in the manner set forth above.

            SECTION 15. AMENDMENT. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

            SECTION 16. TERMINATION.

                  (a) The obligations of the Financial Institution to the Secured Party pursuant to this Agreement shall continue in effect until the security interests of the Secured Party in the Pledged Account and the Collateral have been terminated pursuant to the terms of the Indenture and the Secured Party has notified the Financial Institution of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Grantor on or after the termination of the Secured Party's security interest in the Pledged Account and the Collateral pursuant to the terms of the Indenture. The termination of this Agreement shall not terminate the Pledged Account or alter the obligations of the Financial Institution to the Grantor pursuant to any other agreement with respect to the Pledged Account.

                  (b) Without limitation to the foregoing, if at any Quarterly Determination Date, the Fixed Charge Coverage Ratio of AREP and the Guarantors is at least 1.5 to 1.0 for the four consecutive fiscal quarters most recently completed prior to such Quarterly Determination Date, the Secured Party shall provide to the Financial Institution a Notice of Termination in the form of Exhibit B.

            SECTION 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, each of the Grantor, the Secured Party and the Financial Institution have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    AMERICAN REAL ESTATE PARTNERS,
                                    L.P., as Grantor

                                    By: American Property Investors, Inc., its
                                        general partner

                                    By: ______________________________________
                                          Name:
                                          Title:

                                    WILMINGTON TRUST COMPANY, as Secured
                                    Party in its capacity as Trustee on behalf of the Noteholders

                                    By: ______________________________________
                                          Name:
                                          Title:

                                    WILMINGTON TRUST COMPANY, in its capacity as Financial Institution

                                    By: ______________________________________
                                          Name:
                                          Title:

                                                                      SCHEDULE 1

Existing Deposit Account Subject to this Agreement

Exact Name of Account            Account Number

                                                                       Exhibit A

                             [Letterhead of Grantor]

                                                 [Date]

[Name and Address of Secured Party]

Attention: ______

                  Re: Notice of Partial Release

            Reference is made to the Security and Control Agreement, between you, the Financial Institution and the undersigned, dated as of [__________, 200__]. We hereby notify you that as of [________, 200__] the Collateral held in the Pledged Account exceeded the amount required to be deposited in the Pledged Account, as follows:

            QUARTERLY DETERMINATION BALANCE:     $[ ]

            LESS: ONE YEAR OF INTEREST PAYMENTS: $[ ]
                                                 ----
            AMOUNT OF PARTIAL RELEASE:           $[ ]

            We hereby request that you instruct the Financial Institution to release to us such Amount of Partial Release.

            We hereby certify that no Event of Default has occurred and is continuing under the Indenture.

                                              Very truly yours,

                                              [Grantor]

                                              By: ______________________________
                                                      Title:

                                                                       Exhibit B

                             [Letterhead of Grantor]

                                                [Date]

[Name and Address of Secured Party]

Attention: ______

                  Re: Termination of Security and Control Agreement

            You are hereby notified that the Security and Control Agreement between you, the Grantor and the undersigned is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number _______from the Grantor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.

            You are instructed to deliver a copy of this notice by facsimile transmission to American Real Estate Partners, L.P.

                                              Very truly yours,

                                              [Name of Secured Party]

                                              By: ______________________________
                                                      Title: